UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2008

APOLLO SOLAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-12122	84-0601802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o American Union Securities, Inc. 100 Wall Street, 15th Floor New York, NY (Address of Principal Executive Offices)	10005 (Zip Code)

Registrant’s telephone number, including area code:  (212) 232-0120

Former Name:  Wincroft, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2008, Apollo Solar Energy, Inc. (the “Company”) amended its Articles of Incorporation in connection with a merger with a wholly-owned subsidiary pursuant to which the Company's name was changed to Apollo Solar Energy, Inc. The merger and name change became effective on October 21, 2008.

Specifically, Section 1 of the Company's Articles of Incorporation was deleted in its entirety and replaced with the following:

"1. Name of corporation. The name of the corporation is Apollo Solar Energy, Inc."

The foregoing discussion is qualified by reference to the full text of the restated articles which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference in its entirety.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Restated Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Apollo Solar Energy, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO SOLAR ENERGY, INC.

Date: October 23, 2008	By:	/s/ Renyi Hou
Name: Renyi Hou
Title: Chief Executive Officer